UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 17, 2008

QPC LASERS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-28153	20-1568015
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15632 Roxford Street, Sylmar, California		91342
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 986-0000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 17, 2008, QPC Lasers, Inc. is issuing a press release and holding a conference call regarding its financial results for the quarter and fiscal year ended December 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 14, 2008 entitled “QPC Lasers Reports 2007 Fourth Quarter and Year End Financial Results; Annual Revenues Grew 158%”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QPC LASERS, INC.

Dated: March 17, 2008	By: /s/ George Lintz
George Lintz
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated March 14, 2008 entitled “QPC Lasers Reports 2007 Fourth Quarter and Year End Financial Results; Annual Revenues Grew 158%”